                                    FORM 8-K


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                 CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of
1934


Date of Report (Date of earliest event reported):  October 20, 1999
                                                 ................


                            GREATER COMMUNITY BANCORP
       .................................................................
             (Exact name of registrant as specified in its charter)


       NEW JERSEY               0-14294             22-2545165
 .................................................................
  (State or other             (Commission           (IRS Employer
  jurisdiction of               File No.)          Identification No.)
  incorporation)


                55 UNION BOULEVARD, TOTOWA, NEW JERSEY      07512
       .................................................................
               (Address of principal executive offices) (Zip Code)


Registrant's telephone number, including area code: 973-942-1111
                                                   ..............



 .................................................................
  (Former name or former address, if changed since last report)

                                     1

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Item 5.  Other Events

(a)     FIRST QUARTER FINANCIAL INFORMATION


  On October 20, 1999, Greater Community Bancorp (the "Corporation") issued a press release announcing that its consolidated net income was $2,956,000 for the first nine months of 1999, up 18.19% from the $2,501,000 earned in the same period of 1998.

  For the third quarter net income was $1,053,000 compared with $937,000 the corresponding period of 1998, an increase of 12.38%. Diluted earnings per share were $.49 for the first nine months of 1999 compared with $.43 for the same period in 1998. Third quarter diluted net income per share was $.17 compared to the same quarter the previous year when earnings were $.16 per share. Cash earnings per diluted share were $.56 and $.20 for the 1999 nine and three months ended, respectively, compared to $.45 and $.17 per share in the same periods of 1998. All per share results have been adjusted to reflect the 5% stock dividend paid on September 15, 1999.

  Assets of Greater Community Bancorp(r) on September 30, 1999 were $569,859,000 compared to $369,985,000 the previous year. Deposits were $475,816,000 and $286,520,000 for the two dates, respectively.



Item 7.  Financial Statements and Exhibits.

  (a)  Financial Statements -- Not applicable

  (b) Pro forma Financial Information -- Not applicable

  (c) Exhibits. The following exhibit is being filed with this Report and is attached hereto:

  99.1 Press Release issued April 21, 1999 relating to financial information for the first quarter of 1999


                                                    SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      GREATER COMMUNITY BANCORP
                                   ..............................
                                           (Registrant)


       November 12, 1999               /s/ Naqi A. Naqvi
Date .........................     ..............................
                                   (Signature)
                                                Naqi A. Naqvi
                                        TREASURER AND CFO

                                         3


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                                  EXHIBIT 99.1

[GRAPHIC OMITTED]

           55 Union Blvd., P.O. Box 269, Totowa, New Jersey 07511-0269
                       (973) 942-1111 Fax: (973) 942-9816
                            www.greatercommunity.com




                                                       FOR IMMEDIATE RELEASE
                                                       CONTACT: George E. Irwin
                                                                       President
                                                       SYMBOL:  GFLS


 Totowa,  NJ,  October  20,  1999  -  Greater  Community   Bancorp(r)   reported
 consolidated net income of $2,956,000 for the first nine months of 1999, up 18.19% from the $2,501,000 earned in the same period of 1998.

 For the third quarter net income was $1,053,000 compared with $937,000 the corresponding period of 1998, an increase of 12.38%. Diluted earnings per share were $.49 for the first nine months of 1999 compared with $.43 for the same period in 1998. Third quarter diluted net income per share was $.17 compared to the same quarter the previous year when earnings were $.16 per share. Cash earnings per diluted share were $.56 and $.20 for the 1999 nine and three months ended, respectively, compared to $.45 and $.17 per share in the same periods of 1998. All per share results have been adjusted to reflect the 5% stock dividend paid on September 15, 1999.

 Assets of Greater Community Bancorp(r) on September 30, 1999 were $569,859,000 compared to $369,985,000 the previous year. Deposits were $475,816,000 and $286,520,000 for the two dates, respectively.